PRIMESOURCE SURGICAL, INC. AND SUBSIDIARIES

8

   PrimeSource Surgical, Inc. and Subsidiaries

Unaudited Condensed Combined Pro Forma Financial Statements

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On November 28, 2000, Luxtec Corporation (Luxtec) announced that it had entered into an Agreement and Plan of Merger (the Merger Agreement) with PrimeSource Surgical, Inc. (PrimeSource). On March 2, 2001, the transaction closed and the former stockholders of PrimeSource received Luxtec capital stock representing approximately 80% of the fully-diluted voting power of Luxtec in exchange for their PrimeSource capital stock. The transaction is considered a reverse merger with Luxtec being the surviving legal entity and with PrimeSource being considered the acquirer for accounting purposes. The accompanying unaudited pro forma condensed combined financial statements are presented in accordance with Article 11 of Regulation S-X and give effect to the acquisition for the periods indicated, based upon the following:

1. For each share of PrimeSource common stock, the PrimeSource stockholders are entitled to receive 0.744183 of a share of Luxtec common stock.
2.	______ For each share of PrimeSource Series A preferred stock, Series B-1 preferred stock, and Series B-2 preferred stock, the PrimeSource stockholders are entitled to receive 0.02976732 of a share of Luxtec Series B convertible preferred stock. Each share of Luxtec Series B preferred stock is automatically convertible into 25 shares of Luxtec common stock upon amendment of the Luxtec Articles of Organization increasing the authorized number of shares of Luxtec common stock to 50,000,000.

3.	______ For each share of PrimeSource Series B-3 preferred stock, Series C convertible preferred stock, and Series C-2 convertible preferred stock, the PrimeSource stockholders are entitled to receive 0.02976732 of a share of Luxtec Series C convertible preferred stock. Each share of Luxtec Series C preferred stock is convertible, at the option of the holder thereof after amendment of the Luxtec Articles of Organization increasing its authorized number of shares of Luxtec common stock to 50,000,000, into 25 shares of Luxtec common stock.

4.	______ For each share of PrimeSource Series C-3 exchangeable preferred stock, the PrimeSource stockholders are entitled to receive 0.02976732 of a share of Luxtec Series D exchangeable preferred stock. Each share of Luxtec Series D preferred stock will be exchangeable for equity securities of Luxtec to be issued in the future. Each share of Luxtec Series D preferred stock is entitled to 200 votes per share on all matters submitted to a vote of the holders of Luxtec common stock.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of PrimeSource and Luxtec.
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                                             PrimeSource        Luxtec
                                               December
                                                 31,         January 31,                Pro forma
                                                                            -----------------------------------
                                                                            ------------------
                                                 2000            2001          Adjustments       Combined

ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                                                 3)
                                           $                 $                                 $
                                           -               29,400            $1,250,000  (   1,279,400
Accounts receivable, net
                                           6,978,469       1,243,814                         8,222,283
Inventories, net
                                           8,008,338       2,352,883                         10,361,221
Prepaid expenses and other
                                           ------------
                                           230,547                                           230,547
                                           ---------       -------------------------------   -------

    Total current assets
                                           15,217,354      3,626,097           1,250,000     20,093,451

PROPERTY, PLANT, AND EQUIPMENT,
  net
                                           1,418,236       402,930                           1,821,166

INTANGIBLE AND OTHER ASSETS,
  net                                                                          7,491,399 (1)
                                           -------         ----------        ------------
                                           15,515,445      208,504                           23,215,348
                                           ------------    ---------        -                ----------

                                             $               $               $8,741,399        $
                                           ======          ======            ===========     ===
                                           32,151,035      4,237,531                         45,129,965
                                           ============    ===========      =                ==========

----------------------------------------------------------------------------------------------------------------------------

                                        PrimeSource        Luxtec
                                       December 31,      January 31,                   Pro forma
                                                                         --------------------------------------
                                                                         ----------------------
                                           2000             2001              Adjustments         Combined
LIABILITIES AND
  STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued
  expenses                             $                $                                2)     $
                                     9,660,098        2,998,157           $  1,500,000  (     14,158,255
Line of credit
                                     5,584,911                                                5,584,911
Current portion of long-term debt                                            (2,000,000)(3)
                                     ---------        ---------           --------------
                                     1,328,924        2,719,667                               2,048,591
                                     -----------      -----------        -                    ---------

    Total current liabilities
                                     16,573,933       5,717,824          (500,000)            21,791,757

LONG-TERM DEBT, net
                                     2,263,183        185,773                                 2,448,956

MINORITY INTEREST                                     2,753                                   2,753

REDEEMABLE PREFERRED                                                                     3)
                                     15,130,912       1,437,580               3,250,000 (     22,207,489
  STOCK                                                                      (1,437,580)(4a)
                                                                           (18,380,912) (4b)
                                                                            22,207,489  (4c)
PUT WARRANT OBLIGATION
                                     267,000                                                  267,000

STOCKHOLDERS' EQUITY
  (DEFICIT):
Preferred stock                                                                          4b)
                                     2,099,903                               (2,099,903)(     1,195,543
                                                                              1,195,543 (4c)
Common stock                                                                            (4b)
                                     4,348            28,850             (4,348)              66,401

                                                                         37,551         (4c)
Additional paid-in capital                                                               5)
                                     2,466,583        8,068,814              (6,730,504)(     3,804,893
Accumulated deficit                                                         11,204,063  (6)
                                     -------          -----               -------------
                                     (6,654,827)      (11,204,063)                            (6,654,827)
                                     ------------     -------------      -                    -----------

    Total stockholders' equity
      (deficit)                                                               3,602,402
                                     -------          -------             --------------
                                     (2,083,993)      (3,106,399)                             (1,587,990)
                                     ------------     ------------       -                    -----------

                                       $                $                 $  8,741,399          $
                                     ======           ========            =============       ===
                                     32,151,035       4,237,531                               45,129,965
                                     ============     ===========        =                    ==========

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                                          PrimeSource          Luxtec
                                          six months         six months
                                             ended             ended
                                         December 31,       January 31,                  Pro forma
                                                                             -----------------------------------
                                                                             ------------------
                                             2000               2001            Adjustments       Combined

NET SALES                                $                  $                 $                 $
                                       23,940,723         3,554,199          -                27,494,922

COST OF SALES
                                       -------            --------
                                       16,938,590         3,648,150                           20,586,740
                                       ------------       -----------        -                ----------

GROSS PROFIT (LOSS)
                                       7,002,133          (93,951)                            6,908,182

SELLING, GENERAL, AND
  ADMINISTRATIVE EXPENSES                                                         374,570 (7)
                                       ---------          --------            ------------
                                       9,329,449          2,405,572                           12,109,591
                                       -----------        -----------        -                ----------

OPERATING LOSS
                                       (2,327,316)        (2,499,523)           (374,570)     (5,201,409)

OTHER EXPENSE, net
                                       ----------         ---------
                                       (521,639)          (261,436)                           (783,075)
                                       ----------         ----------         -                ---------

NET LOSS                                 $                  $                 $(374,570)        $
                                       ======             =====               ==========      ===
                                       (2,848,955)        (2,760,959)                         (5,984,484)
                                       ============       ============       =                ===========

PREFERRED STOCK DIVIDENDS
  AND ACCRETION                          $                  $                 $                 $
                                       -----------        ------------       -----------      ---
                                       531,236            40,000             -                571,236
                                       ---------          --------           -------          -------

NET LOSS APPLICABLE TO
  COMMON SHAREHOLDERS                    $                  $                 $(374,570)        $
                                       ======             =====               ==========      ===
                                       (3,380,191)        (2,800,959)                         (6,555,720)
                                       ============       ============       =                ===========

BASIC AND DILUTED LOSS PER
  SHARE                                                       $(0.97)                              $(0.99)
                                                              =======                              =======

WEIGHTED-AVERAGE SHARES

                                                          ========
  OUTSTANDING                                             2,888,774                           6,640,062
                                                          ===========                         =========

----------------------------------------------------------------------------------------------------------------------------

                                             PrimeSource        Luxtec
year 12
months

                                                ended            ended
                                               June 30,        July 31,                   Pro forma
                                                                              ----------------------------------
                                                 2000            2000           Adjustments        Combined

NET SALES                                    $               $                 $                 $
                                           54,411,055      10,380,792         -                64,791,847

COST OF SALES
                                           -------         ---------
                                           36,562,624      7,222,672                           43,785,296
                                           ------------    -----------        -                ----------

GROSS PROFIT
                                           17,848,431      3,158,120                           21,006,551

OPERATING EXPENSES                                                                        (7)
                                           -------         ---------          -----
                                           17,971,254      3,459,496          749,140          22,179,890
                                           ------------    -----------        --------         ----------

OPERATING LOSS
                                           (122,823)       (301,376)             (749,140)     (1,173,339)

OTHER EXPENSE, net
                                           -------         ----------
                                           (1,219,831)     (352,231)                           (1,572,062)
                                           ------------    ----------         -                -----------

NET LOSS BEFORE INCOME TAX
  PROVISION
                                           (1,342,654)     (653,607)             (749,140)     (2,745,401)

INCOME TAX PROVISION
                                           ------------                      -
                                           (41,000)                                            (41,000)
                                           ---------       ------------------ -------------    --------

NET LOSS                                     $               $                 $(749,140)        $
                                           ======          =========           ==========      ===
                                           (1,383,654)     (653,607)                           (2,786,401)
                                           ============    ==========         =                ===========

PREFERRED STOCK DIVIDENDS
  AND ACCRETION                              $               $                  $                $
                                           -----------     -------------      ---------        ---
                                           955,481         80,000             -                1,035,481
                                           ---------       --------           --------         ---------

NET LOSS APPLICABLE TO
  COMMON SHAREHOLDERS                        $               $                 $(749,140)        $
                                           ======          =========           ==========      ===
                                           (2,339,135)     (733,607)                           (3,821,882)
                                           ============    ==========         =                ===========

BASIC AND DILUTED LOSS PER
  SHARE                                                         $(0.25)                            $(0.58)
                                                                =======                            =======

WEIGHTED-AVERAGE SHARES

                                                           =========
  OUTSTANDING                                              2,888,774                           6,640,062
                                                           ===========                         =========

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

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1. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma condensed combined financial statements have been derived from the historical consolidated financial statements of PrimeSource and Luxtec and give effect to (i) the Merger as a reverse acquisition and a purchase of Luxtec by PrimeSource for accounting purposes, and (ii) costs associated with the consummation of the Merger. The unaudited pro forma condensed combined balance sheet gives effect to the combination as if it had occurred on December 31, 2000 using the unaudited PrimeSource December 31, 2000 balance sheet and the unaudited Luxtec January 31, 2001 balance sheet. The unaudited pro forma condensed combined statements of operations give effect to the combination for (i) the six months ended December 31, 2000 using the unaudited results of PrimeSource for the six months ended December 31, 2000 and the unaudited results of Luxtec for the six months ended January 31, 2001, and (ii) the year ended June 30, 2000 using the audited results of PrimeSource for the year ended June 30, 2000 and the unaudited results of Luxtec for the 12 months ended July 31, 2000, as if the combination had occurred at the beginning of the respective periods. The pro forma adjustments are based on preliminary estimates, available information, and certain assumptions that management deems appropriate. The pro forma financial information does not purport to represent what the combined companies’ financial position or results of operations would actually have been if such transactions in fact had occurred on those dates or to project the combined companies’ financial position or results of operations for any future period.

2. PRO FORMA ADJUSTMENTS

        (1) _______ The fair market value of Luxtec was based on the outstanding shares of Luxtec at the closing price of $1.00. The unaudited estimated fair value of assets acquired and liabilities assumed is summarized as follows:

                     Fair market value of stock                                      $  2,885,000
                     Fair value of liabilities assumed                                   7,343,930
                     Direct acquisition costs                                            1,500,000
                     Fair value of assets acquired                                     (4,237,531)
                                                                                   ---------------

                     Excess of cost over assets acquired                               $ 7,491,399
                                                                                   ==  ===========
(2) Estimate of transaction costs related to the Merger (3) The merger agreement included a $2,000,000 mandatory paydown of Luxtec debt. The paydown was financed by the issuance of $3,250,000 of PrimeSource Series C-3 redeemable preferred stock

        (4a) ___ Cancellation of pre-existing Luxtec preferred stock. As part of the Merger, all pre-existing Luxtec preferred stock is to be converted into Luxtec Series D preferred stock

        (4b) ___ Cancellation of PrimeSource common stock; Series A, B-1, B-2, and B-3 preferred stock; and Series C, C-2, and C-3 redeemable preferred stock

        (4c) ___ Issuance of Luxtec common stock, Series B preferred stock, and Series C and D redeemable preferred stock

(5) Adjustment to properly state the combined additional paid-in capital balance (6) Adjustment to eliminate the accumulated deficit account balance of Luxtec

        (7) ____ Record amortization of excess of cost over fair value of assets acquired based on an estimated average useful life of ten years. The Company is still in the process of allocating the excess of cost over fair value of assets acquired between identifiable intangible assets and goodwill.

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